UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  July 8, 2005
                                (Date of report)

                        Cedric Kushner Promotions, Inc.
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                  0-25563                      65-0648808
        --------                  -------                      ----------
(State of Incorporation)   (Commission File Number)         (IRS Employer ID)


                       1414 Avenue of Americas, Suite 406
                               New York, NY 10019
                    (Address of principal executive offices)


                 (212) 755-1944 (Registrant's telephone number,
                              including area code)


                                   Copies to:
                            Richard A. Friedman, Esq.
                              Eric A. Pinero, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation.
Item 3.02 Unregistered Sales of Equity Securities.

       On July 8, 2005, we entered into certain agreements, each dated as of June 30, 2005, in connection with Pledge This Holdings, LLC ("Pledge, LLC") which we formed with certain other parties on June 30, 2004, and which our Executive Vice President is currently the sole managing member and which we own a minority ownership interest therein, for the purpose of obtaining necessary financing, producing and distributing a feature-length motion picture tentatively entitled "Pledge This!" (the "Picture"), including theatrical and non-theatrical distribution, over-air and cable television broadcast, and DVD/video distribution.

       On July 8, 2005, we entered into Amendment No. 1 to the Guaranty and Pledge Agreement (the "Amendment") dated as of June 30, 2005 with certain accredited investors who invested an aggregate of $1,000,000 in Pledge, LLC on June 30, 2004. Pursuant to the original Guaranty and Pledge Agreement (the "Original Agreement") dated as of June 30, 2004, we guaranteed the repayment of the $1,000,000 investment, to the extent that Pledge, LLC has not repaid such amount (the "Total Repayment Amount") to the investors on or prior to June 30, 2005 from the commercial exploitation of the Picture. Under the Original Agreement, we and the investors agreed to extend the date of repayment from June 30, 2005 to December 31, 2005.

       In addition, on July 8, 2005 we entered into a Contribution and Indemnification Agreement (the "Contribution Agreement") with World Wide South Beach, LLC ("WWSB"), which also entered into a Guaranty Agreement in favor of the investors of Pledge, LLC on June 30, 2005, for the repayment of the Total Repayment Amount in the event that Pledge, LLC has not yet earned sufficient proceeds from the commercial exploitation of the Picture, pursuant to which we and WWSB agreed to share and allocate the repayment of the Total Repayment Amount. In the event that all or a portion of the Total Repayment Amount remains due as of December 31, 2005, WWSB is obligated to pay 80% of the Total Repayment Amount, or such portion thereof that remains due, and we are obligated to repay 20% of the Total Repayment Amount, or such portion thereof that remains due. To the extent that we or WWSB pay less than our allocable share, then one party is liable to the other under the Contribution Agreement. To the extent that we or WWSB repay all or a portion of the Total Repayment Amount to the investors, we and WWSB are subrogated to the rights of the investors.

         Further, on July 8, 2005 we entered into Amendment No. 1 to the Class A Common Stock and Installment Payment Agreement (the "Installment Payment Amendment") with the investors. Under the original Class A Common Stock and Installment Payment Agreement (the "Original Installment Payment Agreement") which we entered into with the investors on June 30, 2004, we agreed to reserve for further issuance to the investors 1,000,000 shares of our Class A Common Stock, par value $.01 per share (the "Common Stock") and thereafter issued said shares of Common Stock to the investors. In addition, under the Original Installment Payment Agreement we agreed to pay to the investors an amount equal to 12% of the investors' Total Repayment Amount per annum, payable on a quarterly basis. Pursuant to the Installment Payment Amendment, we agreed to pay to the investors, on a pro rata basis, the installment payment amount of $120,000 in full at the closing of the transactions contemplated under the Installment Payment Amendment, which payment was made by us as follows:

     o    $60,000 was paid by us to each investor, on a pro rata basis, and
     o we issued 750,000 shares of our Common Stock to each investor, on a pro rata basis.

       Also, pursuant to the Installment Payment Amendment we agreed to pay to the investors, on a pro rata basis, an amount equal to the product of 14.4% per annum, covering the period from June 30, 2005 to December 31, 2005, multiplied by the then outstanding Total Repayment Amount of the investors under the Pledge, LLC Operating Agreement (the "Extension Period Amount"), which amount shall accrue daily and be payable in cash in a lump sum on December 31, 2005 or until the date the investors receive payments in cash equal to the Total Repayment Amount, either in payments or distributions under the Pledge, LLC Operating Agreement in accordance with its terms or as a result of:

     o    payments by us to the investors under the Amendment,
     o payments by WWSB to the investors under a certain Guaranty, dated as of June 30, 2005, by WWSB in favor of the investors, and
     o payments or distributions from any other person, including third party financing sources and investors.

     Following the date upon which the Total Repayment Amount is paid to the investors, any amounts due under the Installment Payment Amendment, including the Extension Period Amount, shall cease to accrue.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

Exhibit Number                       Description
-------------- -----------------------------------------------------------------
10.1 Amendment No. 1 to the Guaranty and Pledge Agreement dated as of June 30, 2005 by and between Cedric Kushner Promotions, Inc. and the investors named on the signature page thereto.

10.2 Contribution and Indemnification Agreement dated as of June 30, 2005 by and between Cedric Kushner Promotions, Inc. and World Wide South Beach, LLC

10.3 Amendment No. 1 to the Class A Common Stock and Installment Payment Agreement dated as of June 30, 2005 by and between Cedric Kushner Promotions, Inc. and the investors named on the signature page thereto.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  Cedric Kushner Promotions, Inc. (Registrant)

July 14, 2005



                           /s/ James DiLorenzo
                           --------------------
                           By: James DiLorenzo
                           Executive Vice President